EXHIBIT 99.3

MAX RE CAPITAL LTD. REPORTS FOURTH QUARTER NET INCOME OF $0.76 PER DILUTED SHARE:

Hamilton, Bermuda, February 2, 2004 — Max Re Capital Ltd. (NASDAQ: MXRE) today reported net income for the three months ended December 31, 2003 of $36.4 million, or net income of $0.76 per diluted share, compared to net income of $11.0 million, or net income of $0.29 per diluted share, for the three months ended December 31, 2002. Net operating income before minority interest, which represents net income before minority interest reduced by net realized gains on sale of fixed maturities, for the three months ended December 31, 2003 was $31.7 million, or net operating income of $0.66 per diluted share, compared with net operating income before minority interest of $10.7 million, or net operating income of $0.24 per diluted share, for the three months ended December 31, 2002.

For the year ended December 31, 2003, the Company had net income of $120.6 million, or net income of $2.84 per diluted share, compared to a net loss of $5.8 million, or a net loss of $0.15 per diluted share, for the year ended December 31, 2002. For the year ended December 31, 2003, the Company had net operating income before minority interest of $111.6 million, or net operating income of $2.42 per diluted share, compared to a net operating loss before minority interest of $12.5 million, or a net operating loss $0.27 per diluted share, for the year ended December 31, 2002.

Robert J. Cooney, Chairman, President and Chief Executive Officer, commented, “All aspects of our business performed well in 2003. We exceeded $1 billion in gross premiums written, our property and casualty business produced an underwriting profit, and our alternative investments returned 16.57%. All of these factors led to net operating income before minority interest of $111.6 million.”

Gross premiums written for the three months ended December 31, 2003 were $224.9 million, comprised of $116.6 million from property and casualty underwriting and $108.3 million from life and annuity underwriting, compared to $116.3 million, all from property and casualty underwriting, for the three months ended December 31, 2002. Net premiums earned for the three months ended December 31, 2003 were $261.4 million compared to $140.4 million for the same period of 2002. For the year ended December 31, 2003, gross premiums written were $1,009.8 million, comprised of $901.5 million from property and casualty underwriting and $108.3 million from life and annuity underwriting, compared to $647.4 million in the year ended December 31, 2002, comprised of $632.7 million from property and casualty underwriting and $14.7 million from life and annuity underwriting. Net premiums earned for the year ended December 31, 2003 were $727.2 million compared to $388.0 million for 2002.

Net investment income for the three months ended December 31, 2003, decreased to $16.7 million, from $24.8 million for the same period in 2002. Included within investment income for the three months ended December 31, 2002 is $9.8 million of interest on a reinsurance contract whereby experience on the contract resulted in the recognition of additional premiums and interest on those premiums. Net investment income for the year ended December 31, 2003 decreased to $60.1 million from $64.4 million for the same period in 2002. Net gains on alternative investments for the three months ended December 31, 2003 were $28.9 million, or a 3.4% rate of return, compared to net gains on alternative investments of $25.5 million, or a 4.1% rate of return, for the same period of 2002. For the year ended December 31, 2003, alternative investments have returned $124.0 million, or 16.6%, compared to $32.1 million, or 5.2%, for the same period in 2002. Invested assets were $2.6 billion as of December 31, 2003, with an allocation of approximately 68.5% to cash and fixed maturities and 31.5% to alternative investments.

Total revenue for the three months ended December 31, 2003 increased 64% to $317.1 million, compared to $193.8 million of total revenue for the same period in 2002. Growth in revenue in the three months to December 31, 2003 is principally attributable to an 86% increase in net premiums earned over the same period in 2002. Total revenue for the year ended December 31, 2003 increased 90% to $941.4 million from $496.1 million for 2002. The increase in net premiums earned and the improved performance on the alternative investments account for the increase in total revenues for the year ended December 31, 2003 compared to the same period in 2002.

Losses, benefits and experience refunds were $223.8 million for the three months ended December 31, 2003 compared to $131.1 million for the same period in 2002. The increase in losses, benefits and experience refunds for the three months ended December 31, 2003 is principally attributable to the increase in premiums earned. Losses, benefits and experience refunds for the year ended December 31, 2003 were $592.3 million compared to $361.0 million for the same period in 2002.

General and administrative expenses for the three months ended December 31, 2003 were $10.0 million compared to $5.9 million for the same period in 2002. General and administrative expenses for the year ended December 31, 2003 were $39.8 million compared to $21.3 million for the same period in 2002. The growth in general and administrative expenses resulted principally from expenses associated with establishing the Company’s insurance operations and expanding the Company’s traditional reinsurance staff. General and administrative expenses for the year ended December 31, 2003 were 5.5% of net premiums earned compared to 5.5% of net premiums earned for the year ended December 31, 2002.

Shareholders’ equity was $805.2 million at December 31, 2003. Shareholders’ equity reflects the exchange on July 30, 2003 of non-voting common shares of Max Re Ltd. and warrants to acquire non-voting common shares of Max Re Ltd., (which were accounted for as minority interest) for common shares of the Company and warrants to acquire common shares of the Company. Book value per share at December 31, 2003 was $17.82 per share, compared to $15.75 at December 31, 2002. Return on average shareholders’ equity for 2003 was 14.7%.

Max Re Capital Ltd., through its principal operating subsidiaries, Max Re Ltd., Max Insurance Europe Limited and Max Re Europe Limited, offers customized insurance and reinsurance solutions to property and casualty insurers, life and health insurers and large corporations.

The above remarks about future expectations, plans and prospects for the Company are forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting future operating results, please refer to the Company’s most recent Annual Report on Form 10-K and other documents filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement whether as a result of new information, future developments or otherwise.

Contact Information:

Keith S. Hynes	N. James Tees
Executive Vice President & CFO	Senior Vice President & Treasurer
441-296-8800	441-296-8800
keithh@maxre.bm	jimt@maxre.bm

MAX RE CAPITAL LTD.

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	December 31, 2003	December 31, 2002
	(Unaudited)
ASSETS
Cash and cash equivalents	$201,515	$92,103
Fixed maturities, available for sale at fair value	1,604,430	1,279,564
Alternative investments, at fair value	831,359	653,165
Accrued interest income	14,608	12,304
Premiums receivable	389,393	190,214
Losses recoverable from reinsurers	273,711	212,241
Funds withheld	56	55,276
Deferred acquisition costs	87,116	79,447
Deferred charges	5,259	32,086
Prepaid reinsurance premiums	67,343	25,408
Other assets	20,769	11,633

Total assets	$3,495,559	$2,643,441

LIABILITIES
Property and casualty losses and experience refunds	$991,687	$778,069
Life and annuity benefits and experience refunds	480,099	405,008
Deposit liabilities	267,350	115,513
Funds withheld from reinsurers	213,483	152,172
Unearned property and casualty premiums	471,625	323,672
Reinsurance balances payable	74,693	42,264
Accounts payable and accrued expenses	41,392	16,019
Bank loan	150,000	100,000

Total liabilities	2,690,329	1,932,717

Minority interest	—	116,565

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 45,184,611 (2002 — 37,998,779) shares issued and outstanding	45,185	37,999
Additional paid-in capital	637,772	526,582
Loans receivable from common share sales	(11,965)	(12,575)
Unearned stock grant compensation	(4,032)	(2,656)
Accumulated other comprehensive income	25,790	49,108
Retained earnings (deficit)	112,480	(4,299)

Total shareholders’ equity	805,230	594,159

Total liabilities, minority interest and shareholders’ equity	$3,495,559	$2,643,441

MAX RE CAPITAL LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except shares and per share amounts)

	Three Months Ended December 31		Years Ended December31
	2003	2002	2003	2002
REVENUES
Gross premiums written	$224,858	$116,294	$1,009,779	$647,390
Reinsurance premiums ceded	(51,954)	(1,265)	(154,574)	(54,679)

Net premiums written	$172,904	$115,029	$855,205	$592,711

Earned premiums	$311,547	$152,850	$835,449	$434,681
Earned premiums ceded	(50,122)	(12,459)	(108,245)	(46,644)

Net premiums earned	261,425	140,391	727,204	388,037
Net investment income	16,665	24,777	60,132	64,353
Net gains on alternative investments	28,873	25,461	124,036	32,127
Net realized gains on sale of fixed maturities	4,713	2,139	19,259	5,390
Other income	5,406	1,028	10,743	6,181

Total revenues	317,082	193,796	941,374	496,088

LOSSES AND EXPENSES
Losses, benefits and experience refunds	223,785	131,081	592,274	360,982
Acquisition costs	38,410	35,986	149,534	97,738
Interest expense	8,512	7,958	28,829	23,131
General and administrative expenses	9,970	5,883	39,845	21,337

Total losses and expenses	280,677	180,908	810,482	503,188

INCOME (LOSS) BEFORE MINORITY INTEREST	36,405	12,888	130,892	(7,100)

Minority interest	—	(1,905)	(10,325)	1,346

NET INCOME (LOSS)	36,405	10,983	120,567	(5,754)

Change in net unrealized appreciation of fixed maturities	(19,821)	(3,889)	(23,491)	35,633
Foreign currency translation adjustment	173	—	173	—

COMPREHENSIVE INCOME	$16,757	$7,094	$97,249	$29,879

Basic earnings (loss) per share	$0.81	$0.29	$2.91	$(0.15)

Diluted earnings (loss) per share	$0.76	$0.29	$2.84	$(0.15)

Diluted net operating earnings (loss) per share	$0.66	$0.24	$2.42	$(0.27)

Weighted average shares outstanding — basic	45,183,404	38,159,508	41,094,393	39,097,059

Weighted average shares outstanding — diluted	47,684,508	45,279,397	45,995,615	46,352,678

4

MAX RE CAPITAL LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Years ended December 31,
	2003	2002
Preferred shares
Balance, beginning of year	$—	$—

Balance, end of year	—	—

Common shares
Balance, beginning of year	37,999	39,582
Issue of shares	371	262
Issue of shares on elimination of minority interest	7,120	—
Repurchase of shares	(305)	(1,845)

Balance, end of year	45,185	37,999

Additional paid-in capital
Balance, beginning of year	526,582	543,438
Issue of common shares	4,127	3,736
Issue of common shares on elimination of minority interest	110,285	—
Stock option expense	369	—
Distribution to shareholders	—	(1,534)
Repurchase of shares	(3,591)	(19,058)

Balance, end of year	637,772	526,582

Loans receivable from common share sales
Balance, beginning of year	(12,575)	(12,575)
Loans granted	—	—
Loans repaid	610	—

Balance, end of year	(11,965)	(12,575)

Unearned stock grant compensation
Balance, beginning of year	(2,656)	(2,894)
Stock grants awarded	(3,740)	(971)
Amortization	2,364	1,209

Balance, end of year	(4,032)	(2,656)

Accumulated other comprehensive income
Balance, beginning of year	49,108	13,475
Holding gains (losses) on fixed maturities arising in year	(13,433)	46,942
Net realized gains included in net income	(19,259)	(5,390)
Currency translation adjustments	173	—
Allocation to minority interest	6,504	(5,919)
Holding gains transferred on elimination of minority interest	2,697	—

Balance, end of year	25,790	49,108

Retained earnings (deficit)
Balance, beginning of year	(4,299)	3,044
Net income (loss)	120,567	(5,754)
Dividends paid	(3,788)	(1,589)

Balance, end of year	112,480	(4,299)

Total shareholders’ equity	$805,230	$594,159

MAX RE CAPITAL LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Years Ended December 31
	2003	2002
OPERATING ACTIVITIES
Net income (loss)	$120,567	$(5,754)
Adjustments to reconcile net income (loss) to net cash from operating activities:
Minority interest share of income (loss)	10,325	(1,346)
Amortization of unearned stock based compensation	2,733	1,209
Amortization of discount on fixed maturities	5,986	1,378
Net realized gains on sale of fixed maturities	(19,259)	(5,390)
Net gains on alternative investments	(124,036)	(32,127)
Accrued interest income	(2,304)	(1,408)
Premiums receivable	(199,179)	(100,607)
Losses recoverable from reinsurers	(85,570)	(38,578)
Funds withheld	55,220	204
Deferred acquisition costs	(8,402)	(39,612)
Deferred charges	7,398	12,351
Prepaid reinsurance premiums	(45,979)	(8,035)
Other assets	(9,136)	(4,558)
Property and casualty losses and experience refunds	374,283	181,692
Life and annuity benefits and experience refunds	75,091	(18,759)
Funds withheld from reinsurers	61,311	52,313
Unearned property and casualty premiums	174,916	212,709
Reinsurance balances payable	32,429	12,468
Accounts payable and accrued expenses	25,373	7,283

Cash from operating activities	451,767	225,433

INVESTING ACTIVITIES
Purchase of fixed maturities	(1,210,386)	(746,259)
Sales (purchases) of alternative investments	(54,524)	7,936
Sales of fixed maturities	785,383	306,241
Redemptions of fixed maturities	83,407	88,905

Cash used in investing activities	(396,120)	(343,177)

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	758	3,027
Repurchases of common shares	(3,896)	(20,903)
Proceeds from bank loan	50,000	100,000
Dividends and distributions	(3,788)	(3,123)
Distributions to / conversion of minority shareholders	(285)	(3,600)
Deposit liabilities, net	10,366	36,124
Notes and loans repaid	610	—

Cash from financing activities	53,765	111,525

Net increase (decrease) in cash and cash equivalents	109,412	(6,219)

Cash and cash equivalents, beginning of year	92,103	98,322

CASH AND CASH EQUIVALENTS, END OF PERIOD	$201,515	$92,103

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid totaled $3,370 and $2,176 for the years ended December 31, 2003 and 2002, respectively.

A non cash item that was an amendment to a reinsurance contract resulted in the following changes in the year ended December 31, 2003: decreased property and casualty losses and experience refunds by $160,665, decreased unearned property and casualty premiums by $26,963, decreased deferred charges by $19,429, decreased losses recoverable from reinsurers by $24,100, decreased prepaid reinsurance premiums by $4,044, decreased deferred acquisitions costs by $733 and increased deposit liabilities by $139,322.

Shareholders’ equity reflects the exchange on July 30, 2003 of non-voting common shares of Max Re Ltd. and warrants to acquire non-voting common shares of Max Re Ltd., (which were accounted for as minority interest) for common shares of the Company and warrants to acquire common shares of the Company. The exchange is a non cash item and has no effect on the Consolidated Statement of Cash Flows.

MAX RE CAPITAL LTD.

SCHEDULE OF SUPPLEMENTAL DATA — DECEMBER 31, 2003

Year to Date Segment Information:	Property & Casualty					Life & Annuity	Corporate	Consolidated
(in 000’s US$)	Structured Reinsurance	Traditional Reinsurance	Alternative Risk	Traditional Insurance	Total
Gross premiums written	$236,173	$318,624	$183,519	$163,213	$901,529	$108,250	$—	$1,009,779
Reinsurance premiums ceded	(41,294)	(17,538)	(17,100)	(56,992)	(132,924)	(21,650)	—	(154,574)

Net premiums written	$194,879	$301,086	$166,419	$106,221	$768,605	$86,600	$—	$855,205

Earned premiums	$266,748	$204,098	$190,270	$66,083	$727,199	$108,250	$—	$835,449
Earned premiums ceded	(44,645)	(8,074)	(13,678)	(20,198)	(86,595)	(21,650)	—	(108,245)

Net premiums earned	222,103	196,024	176,592	45,885	640,604	86,600	—	727,204

Net investment income	—	—	—	—	—	—	60,132	60,132
Net gains on alternative investments	—	—	—	—	—	—	124,036	124,036
Net realized gains on sales of fixed maturities	—	—	—	—	—	—	19,259	19,259
Other income	6,401	—	—	—	6,401	—	4,342	10,743

Total revenues	228,504	196,024	176,592	45,885	647,005	86,600	207,769	941,374
Losses, benefits and experience refunds	190,645	125,312	126,787	34,591	477,335	114,939	—	592,274
Acquisition costs	66,996	41,296	36,277	3,098	147,667	1,867	—	149,534
Interest expense	—	—	—	—	—	—	28,829	28,829
General and administrative expenses	3,540	3,226	2,630	4,907	14,303	4,486	21,056	39,845

Total losses and expenses	261,181	169,834	165,694	42,596	639,305	121,292	49,885	810,482

Net income (loss) before minority interest	$(32,677)	$26,190	$10,898	$3,289	$7,700	$(34,692)	$157,884	$130,892

Loss Ratio	85.8%	63.9%	71.8%	75.4%	74.5%
Combined Ratio	117.6%	86.6%	93.8%	92.8%	99.8%

	Fair Value*	Investment %’s	Periodic Rate of Return
Selected Investment Return Data:			Quarter Ended	Year Ended	Last 36 months**
Cash and Fixed Maturities	$1,805,945	68.5%	0.19%	3.26%	6.77%

Global Macro	$112,717	4.3%	1.54%	19.16%	11.51%
Long / Short Equity	71,657	2.7%	4.42%	17.92%	3.45%
Convertible Arbitrage	88,065	3.3%	3.27%	10.13%	12.61%
Diversified Arbitrage	117,728	2.5%	3.07%	10.06%	9.86%
Distressed Securities	132,276	5.0%	10.57%	42.85%	18.43%
Opportunistic	9,407	0.4%	-3.92%	3.24%	5.42%
Emerging Markets	58,358	2.2%	5.51%	25.92%	15.06%
Fixed Income Arbitrage	65,091	2.5%	3.94%	15.43%	12.20%
Event-Driven Arbitrage	47,414	1.8%	7.94%	24.90%	10.71%
Commodity Trading Advisers	52,576	2.0%	-4.86%	14.08%	7.90%

MDS	755,289	28.6%	3.43%	16.67%	9.04%

Insurance Underwriting	76,070	2.9%	2.84%	15.81%	10.48%

Alternative Investments	$831,359	31.5%	3.37%	16.57%	9.35%

Total Investments	$2,637,304	100.0%	1.27%	7.74%	7.61%

Comparative returns
Merrill Lynch Master Bond Index			0.28%	4.12%	7.59%
Standard & Poors 500 Stock Index			12.17%	28.67%	-4.05%
80% Merrill Lynch Master Index and 20% S&P Index			2.51%	8.72%	5.49%

*	Expressed in thousands of United States Dollars
**	Annualized